SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 22, 2003

America Service Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 373-3100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EX-10.1 AMENDMENT NO.9 TO AGREEMENT
EX-10.2 GENERAL ASSIGNMENT AGREEMENT
EX-99.1 PRESS RELEASE 08/22/03

Item 5. Other Events

On August 22, 2003, America Service Group Inc. issued a press release announcing it has executed an agreement with the Kansas Department of Corrections (Kansas DOC) to assign the Kansas DOC contract to Health Cost Solutions, Inc. (HCS) effective October 1, 2003. The Company had expected the contract to continue until June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amendment No. 9 — Assignment of Agreement Between Kansas Department of Corrections and Prison Health Services, Inc.

10.2	General Assignment, Novation and Assumption Agreement between Prison Health Services, Inc. and Health Cost Solutions, Inc.

99.1	Press Release dated August 22, 2003 issued by America Service Group Inc. announcing transfer of contract with Kansas Department of Corrections.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.

Date: August 22, 2003	By:	/s/ MICHAEL CATALANO Michael Catalano Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Amendment No. 9 — Assignment of Agreement Between Kansas Department of Corrections and Prison Health Services, Inc.

10.2	General Assignment, Novation and Assumption Agreement between Prison Health Services, Inc. and Health Cost Solutions, Inc.

99.1	Press Release dated August 22, 2003 issued by America Service Group Inc. announcing transfer of contract with Kansas Department of Corrections.